EXECUTION VERSION

FIFTH AMENDMENT, ACKNOWLEDGMENT
AND CONSENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT, ACKNOWLEDGMENT AND CONSENT TO CREDIT AGREEMENT, dated as of October 10, 2008 (this “Amendment”) is by and among: (a) THE PENN TRAFFIC COMPANY, a Delaware corporation (“Penn Traffic”), PENNY CURTISS BAKING COMPANY, INC., a New York corporation, and BIG M SUPERMARKETS, INC., a New York corporation (jointly, severally and collectively referred to herein, together with Penn Traffic, as “Borrowers” and individually as “Borrower”); (b) the other Credit Parties signatory hereto; (c) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders; and (d) the other Lenders signatory hereto from time to time (collectively, the “Lenders”).

WITNESSETH:

WHEREAS, the Borrowers, Agent and Lenders are parties to that certain Credit Agreement, dated as of April 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Penn Traffic has entered into a Supply Agreement, dated as of January 29, 2008 (together with the related Inventory Agreement, the “Existing Supply Agreement”), with C&S Wholesale Grocers, Inc. (“C&S”) pursuant to which Penn Traffic agreed, among other things, to purchase produce from C&S on the terms described therein;

WHEREAS, Penn Traffic and C&S have agreed to amend and restate the Existing Supply Agreement (the “Amended Supply Agreement”), together with all exhibits and schedules thereto, including the related inventory agreement (the “Non-Produce Inventory Agreement”) for additional categories of inventory, to provide for, among other arrangements as set forth below and in the Amended Supply Agreement, the procurement and sale by C&S, and the purchase by Penn Traffic, of substantially all other categories of merchandise (excluding tobacco and pharmacy) and to make certain other modifications;

WHEREAS, for the avoidance of doubt, particularly in light of the provisions in the Amended Supply Agreement requiring Penn Traffic and the other Borrowers to sell certain existing inventory to C&S, among other arrangements as described in the Amended Supply Agreement, Borrowers have requested that Agent and Lenders consent to Penn Traffic’s entry into the Amended Supply Agreement and to the transactions contemplated thereby on the terms and conditions provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2.           Acknowledgment and Consent.  Notwithstanding the provisions of Sections 1.3(b)(ii) and 6.8 of the Credit Agreement, Agent and Lenders hereby consent to (i) Penn Traffic’s execution and delivery of the Amended Supply Agreement, a copy of which is attached hereto as Exhibit A (it being understood that any amendments or modifications to the Amended Supply Agreement attached hereto as Exhibit A following the effectiveness of this Amendment that adversely affects any of the rights and remedies of the Agent or any Lender must be acceptable to the Agent in its sole discretion), (ii) the transactions contemplated thereby and (iii) Borrowers’ and the other Credit Parties’ performance of their respective obligations thereunder.  Furthermore, any temporary dip in Excess Revolver Availability below any required minimums in the Credit Agreement shall not constitute an Event of Default so long as it has been cured on or prior to the date hereof.  In addition, Agent and Lenders hereby acknowledge and agree that: (a) the sale of the Existing Inventory (as such term is defined in the Non-Produce Inventory Agreement) to C&S as contemplated by the Amended Supply Agreement shall be free and clear of all existing and future liens, claims and encumbrances of Agent and the Lenders, and Agent and Lenders hereby release any and all liens, claims or encumbrances any of them has or may have on the Existing Inventory (as defined in the Non-Produce Inventory Agreement) (including any Proceeds thereof until the Transfer of Ownership (as defined below)); and (b) the Merchandise (as defined in the Amended Supply Agreement) shall not constitute Collateral (and no lien, claim or encumbrance of Agent or any Lender shall attach and neither the Agent nor any Lender shall have any remedial rights with respect thereto) until the time that such Merchandise is loaded and sealed at a Facility (as defined in the Amended Supply Agreement) and such Merchandise has left such Facility and is in transit to a Penn Traffic Store (as defined in the Amended Supply Agreement; such time, the “Transfer of Ownership”).  Agent, Lenders, Borrowers and the other Credit Parties agree that until the Transfer of Ownership, C&S shall retain ownership (as seller, consignor and/or bailor, as the case may be) of and hold a lien and security interest in and to such Merchandise (including the Proceeds thereof) until the Transfer of Ownership to secure all sums owing to C&S pursuant to the Amended Supply Agreement or any other agreements between C&S and the Borrowers (and, until the Transfer of Ownership, neither the Agent, the Lenders, the Borrowers nor any Credit Party shall have any lien, claim or encumbrances thereon, including any Proceeds thereof), and C&S may, in its sole and absolute discretion, exercise any of its rights and remedies with respect to all or any part of such Merchandise until the Transfer of Ownership, and none of Agent, Lenders, Borrowers or any other Credit Party shall have any lien, claim or encumbrance including, without limitation, any security interest in any such Merchandise until the Transfer of Ownership.  Notwithstanding anything to the contrary contained herein, upon the Transfer of Ownership, any lien or security interest granted to C&S under the Supply Agreement and held by C&S upon such Merchandise shall automatically and without further action required by any Person be released, provided that any such release shall not prejudice any statutory rights or liens otherwise available to C&S under PACA, the Code or other applicable law as a seller of goods.  With respect to the provisions of this Section 2 only, C&S shall be deemed a third party beneficiary of this Amendment, coupled with the power of enforcement thereof.

3.           Amendment to Section 11.2(d) of the Credit Agreement.  Section 11.2(d) of the Credit is hereby amended as of the Fifth Amendment Effective Date by amending and restating clause (i) thereof in its entirety to read as follows:

“(i)           requiring the consent of all affected Lenders, the consent of Lenders holding 51% or more of the aggregate Commitments is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clauses (ii), (iii) and (iv) below being referred to as a “Non-Consenting Lender”),”

4.           Amendments to Annex A of the Credit Agreement.

(a)           The definition of “Requisite Lenders” set forth in Annex A of the Credit Agreement is amended as of the Fifth Amendment Effective Date by inserting the following new clause before the period at the end thereof:

“; provided that if any single Lender holds (a) more than 50% of the Commitments of all Lenders, or (b) if the Commitments have been terminated, more than 50% of the aggregate outstanding amount of all Loans, “Requisite Lenders” means such Lender plus one additional Lender”

(b)           The definition of “Requisite Revolving Lenders” set forth in Annex A of the Credit Agreement is amended as of the Fifth Amendment Effective Date by inserting the following new clause before the period at the end thereof:

“; provided that if any single Lender holds (a) more than 50% of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than 50% of the aggregate outstanding amount of the Revolving Loan (including any Swing Line Loan), “Requisite Revolving Lenders” means such Lender plus one additional Lender”

(c)           The definition of “Requisite Term Lenders” set forth in Annex A of the Credit Agreement is amended as of the Fifth Amendment Effective Date by inserting the following new clause before the period at the end thereof:

“; provided that if any single Lender holds (a) more than 50% of the Term Loan Commitments of all such Lenders, or (b) if the Term Loan Commitments have been terminated, more than 50% of the aggregate outstanding amount of the Term Loan, “Requisite Term Lenders” means such Lender plus one additional Lender”

5.           Amendment to Annex J of the Credit Agreement.  Annex J to the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by replacing such Annex J in its entirety with the Annex J attached as Exhibit B hereto.

6.           Covenants.  In consideration of the foregoing:

(a)           Penn Traffic agrees to provide Agent with (i) not less than ten (10) Business Days’ prior written notice of its intention to exercise the right of early termination pursuant to Section 14.2 of the Amended Supply Agreement, (ii) written notice of any material breach by C&S under the Amended Supply Agreement that gives Penn Traffic the right to terminate the Amended Supply Agreement as soon as practicable following Penn Traffic becoming aware thereof and (iii) written notice as soon as practicable following Penn Traffic being notified of C&S’s early termination pursuant to Section 14.1 of the Amended Supply Agreement.  In addition, Penn Traffic agrees to provide Agent with not less than three (3) Business Days’ prior written notice of its intention or requirement to make a payment to C&S pursuant to Section 14 of the Amended Supply Agreement, except with respect to any termination by C&S pursuant to Section 14.1(a).  By signing the acknowledgement below, C&S agrees to provide Agent with not less than three (3) Business Days’ prior written notice of its intention to exercise the right of early termination pursuant to Section 14.1(a)(ii), (iii) or (iv) of the Amended Supply Agreement and one (1) Business Day’s prior written notice of its intention to exercise the right of early termination pursuant to Section 14.1(a)(i) of the Amended Supply Agreement.

(b)           Penn Traffic agrees for the benefit of the Agent and the Lenders to segregate any inventory held at any Facility (as defined in the Amended Supply Agreement) that does not constitute Merchandise (as defined in the Amended Supply Agreement).

Failure by Penn Traffic to comply with any covenant contained in Section 6(a) or 6(b) above shall constitute an immediate Event of Default under the Credit Agreement.

7.           Representations and Warranties.  To induce Agent to enter into this Amendment, each of the Credit Parties, jointly and severally, makes the following representations and warranties to Agent and Lenders:

(a)           The execution, delivery and performance of this Amendment and the performance of the Credit Agreement after giving effect to this Amendment by such Credit Party party thereto: (i) are within such Person’s corporate or limited liability company power, as applicable; (ii) have been duly authorized by all necessary corporate or limited liability company; (iii) do not contravene any provision of such Person’s charter, bylaws or operating agreement as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (vii) other than the consents being obtained on or prior to the date hereof, do not require the consent or approval of any Governmental Authority or any other Person.

(b)           This Amendment has been duly executed and delivered by or on behalf of such Credit Party.

(c)           This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

(d)           No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e)           After giving effect to this Amendment, the representations and warranties of such Credit Party contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Credit Agreement.

8.           No Other Amendments/Waivers.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

9.           Expenses.  (a) In connection with this Amendment, Borrowers agree to pay to Agent for the ratable benefit of the Lenders, in immediately available funds, on or before the Fifth Amendment Effective Date, a non-refundable amendment fee in the amount of $100,000 (the “Amendment Fee”).

(b)           Each Borrower hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

10.           Effectiveness.  This Amendment shall become effective as of the date hereof (the “Fifth Amendment Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a)           Payment of the Amendment Fee.  Borrower shall have paid the Amendment Fee to Agent.

(b)           Amendment.  Agent shall have received counterpart signature pages of this Amendment duly executed and delivered by each of Agent, Lenders and the Borrowers.

(c)           Consent to Supplemental Real Estate Facility.  Agent shall have received evidence that Borrowers have received a duly executed acknowledgement and consent to the Supplemental Real Estate Facility, in substantially the form attached hereto as Exhibit C.

(d)           Representations and Warranties.  The representations and warranties of the Credit Parties in this Amendment shall be true and correct on and as of the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

(e)           Net Sale Proceeds.  The proceeds payable by C&S under the Amended Supply Agreement with respect to purchase of the Existing Inventory by C&S as described in the second sentence of Section 2 hereof shall be received by the Agent by wire transfer in immediately available funds at the account identified on Schedule 1 hereto.

11.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

12.           Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

13.           Notice.  Any notice to be delivered to Agent hereunder shall be delivered to following addresses:

General Electric Capital Corporation
201 Merritt 7 – 3rd Floor
P.O. Box 5201
Norwalk, Connecticut  06856
Attention: The Penn Traffic Company Account Manager
Telecopier No.:  (203) 956-4002
Telephone No.:  (203) 956-4413

with copies to:

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Attention: Rick Denhup, Esq.
Telecopier No.:  (212) 318-6366
Telephone No.:  (212) 230-5161

and

General Electric Capital Corporation
201 Merritt 7 – 3rd Floor
P.O. Box 5201
Norwalk, Connecticut  06856
Attention:  Corporate Counsel - Commercial Finance
Telecopier No.: 203-956-4001
Telephone No.: 203-956-4383

Any notice to be delivered to C&S hereunder shall be delivered to following addresses:

C&S Wholesale Grocers, Inc.
7 Corporate Drive
Keene, New Hampshire  03431
Attention: Richard B. Cohen, Chief Executive Officer
Telecopier No.: (603) 354-4692
Telephone No.: (603) 354-4601

With a copy to:

General Counsel
C&S Wholesale Grocers, Inc.
7 Corporate Drive
Keene, New Hampshire  03431
Telecopier No.: (603) 354-4694
Telephone No.: (603) 354-5885

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

THE PENN TRAFFIC COMPANY

By:
Name:
Title:

PENNY CURTISS BAKING COMPANY, INC.

By:
Name:
Title:

BIG M SUPERMARKETS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT]

LENDERS

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender

By:
Name:
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

BANK OF AMERICA, N.A.,
as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT]

WELLS FARGO RETAIL FINANCE, LLC,
as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT]

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND) (f/k/a CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)), as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT]

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

SUNRISE PROPERTIES, INC.

By:
Name:
Title:

PENNWAY EXPRESS, INC.

By:
Name:
Title:

COMMANDER FOODS INC.

By:
Name:
Title:

P AND C FOOD MARKETS INC. OF VERMONT

By:
Name:
Title:

P.T. DEVELOPMENT, LLC

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT]

P.T. FAYETTEVILLE/UTICA, LLC

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT]

ACKNOWLEDGED AND AGREED:

C&S WHOLESALE GROCERS, INC.

By:
Name:
Title: